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ACUSON CORPORATION                                                 EXHIBIT 10.15
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                              ACUSON CORPORATION

                        SUPPLEMENTAL STOCK OPTION TERMS

     Acuson Corporation (the "Company"), pursuant to its 1991 Stock Incentive Plan (the "Plan"), has this day granted to you, the optionee named on the Notice of Grant of Stock Options and Grant Agreement to which these Supplemental Stock Option Terms are attached (the "Agreement"), an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Whenever used herein, "this option" refers to the Agreement together with these Supplemental Stock Option Terms.

     The details of your option are as follows:

1. The total number of shares subject to this option is set forth in the Agreement. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

     (a) Except as otherwise provided in this paragraph 1, commencing on the date specified as the "Beginning Vesting Date" in the Agreement, shares shall be allocated to this option, and shall vest and become exercisable, in four installments, as follows: twenty percent (20%) on the first anniversary of the Beginning Vesting Date, twenty percent (20%) on the second anniversary of such date, thirty percent (30%) on the third anniversary of such date, and the remaining thirty percent (30%) on the fourth anniversary of such date. The shares subject to this option shall be allocated, and shall vest and become exercisable, in accordance with the preceding sentence only until the earlier of
(i) the date on which all such shares have been allocated hereto or (ii) the date of termination of your employment or relationship as a consultant or director with the Company or an affiliate of the Company (as defined in the Plan) for any reason or no reason, including your death or disability. You shall have no right to exercise this option as to any share until such share has been allocated hereto and has vested, and you shall have no right to exercise this option as to any fractional share. Fractional shares, if any, included in an installment shall not vest before such time as additional fractional shares, or portions thereof, included in other installments allocated to this option can be combined with the existing fractional share to constitute one or more whole shares.

     (b) Notwithstanding anything to the contrary contained in this paragraph 1, the total number of shares subject to this option shall be allocated hereto and shall vest fully, automatically and without any further action by the parties hereto on the twenty-second day after any Share Acquisition Date, unless prior to such twenty-second day a majority of the Continuing Directors then in office has determined that the transaction pursuant to which a Person has become an Acquiring Person is an Approved Transaction.

     (c)  For purposes of paragraph 1(b), the following definitions shall apply:
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Acuson Corporation
Supplemental Stock Option Terms

          "Acquiring Person" means any Person who or which, together with all
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     Affiliates and Associates of such Person, shall be the Beneficial Owner of
     20% or more of the Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person becomes the
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     Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an Acquiring Person.

          "Affiliate" and "Associate" have the respective meanings ascribed to
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     such terms in Rule 12b-2 of the General Rules and Regulations under the
     Exchange Act, as in effect on the date of this grant.

          "Approved Transaction" means any transaction that occurs at a time
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     when Continuing Directors are in office and a majority of the Continuing
     Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders.

          A Person shall be deemed the "Beneficial Owner" of and shall be deemed
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     to "beneficially own" any securities: (i) which such Person or any of such
     Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the
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     Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person
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     shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause
     (ii) (B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this paragraph shall
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Acuson Corporation
Supplemental Stock Option Terms


          cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or (y) which such Person has reported on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on
          Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

               "Common Stock" means the shares of common stock, par value $.0001
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          per share, of the Company.

               "Continuing Director" means (i) any member of the Board of
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          Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

               "Exchange Act" means the Securities Exchange Act of 1934, as
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          amended, and the rules and regulations promulgated thereunder.

               "Person" means any individual, firm, partnership, corporation or
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          other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Rights" means the rights granted to the Company's shareholders
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          to purchase additional Common Stock under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

               "Share Acquisition Date" means the first date of public
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          announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person.

               "Subsidiary" of any Person means any corporation or other entity
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          of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

2.  (a)   The exercise price per share of this option is set forth in the
Agreement, being not less than ten percent (10%) of the fair market value of the Common Stock on the date of grant of this option.

     (b) The purchase price of stock acquired pursuant to this option shall be paid at the time of exercise, to the extent permitted by applicable statutes and regulations, by (i) personal check, certified check, bank draft, or postal money order payable to the order of Acuson Corporation in lawful money of the United States (collectively, "Cash Consideration");

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Acuson Corporation
Supplemental Stock Option Terms


(ii) delivery on a form prescribed by the Company of an irrevocable direction to a securities broker approved by the Company to sell shares of common stock of the Company and deliver all or a portion of the proceeds to the Company in payment for the stock issuable upon exercise of this option; (iii) surrender to the Company of shares of common stock of the Company (or delivery of a properly executed form of attestation of ownership of shares of common stock of the Company) that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise (determined by the closing sale price per share of common stock of the Company for such date); or (iv) in any combination of the foregoing.

3. The minimum number of shares with respect to which this option may be exercised at any one time is ten (10), except as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ten (10) shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares. In no event may this option be exercised for any number of shares which would require the issuance of anything other than whole shares.

4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

5. The term of this option commences on the grant date as set forth in the Agreement and, unless sooner terminated as set forth below or in the Plan, terminates on the date set forth in the Agreement (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment or relationship as a consultant or director with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

          (a) such termination of employment or relationship as a consultant or director is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year following such termination of employment or relationship as a consultant or director; or

          (b) such termination of employment or relationship as a consultant or a director is due to your death, or your death occurs within three (3) months after such termination of employment or relationship as a consultant or director, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

          (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your employment or relationship as a consultant or a director; or

          (d) exercise of the option within three (3) months after termination of your employment or relationship as a consultant or a director with the Company or with an affiliate of

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Acuson Corporation
Supplemental Stock Option Terms

the Company (as defined in the Plan) would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability, or (iii) six (6) months and ten (10) days after the termination of your employment or relationship as a consultant or a director with the Company or an affiliate of the Company (as defined in the Plan).

          However, this option may be exercised following termination of your employment or relationship as a consultant or a director only as to that number of shares as to which it was exercisable on the date of your termination of employment or relationship as a consultant or a director under the provisions of paragraph 1 of this option.

6.  (a)   This option may be exercised, to the extent specified above, by delivering a notice of exercise together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

          (b) By exercising this option you agree that the Company may require you to enter into an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of
(i) the exercise of this option, (ii) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or (iii) the disposition of shares acquired upon such exercise.

7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

8. This option is not an employment contract, and nothing in this option shall confer upon any eligible employee or consultant or director any right to continue in the employ (or to continue acting as a consultant or director) of the Company or any affiliate of the Company (as defined in the Plan) or shall affect the right of the Company or any affiliate of the Company (as defined in the Plan) to terminate the employment or consulting relationship or directorship of any eligible employee or consultant or director with or without cause.

9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified in the Company's records or at such other address as you may designate by written notice to the Company.

10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto, and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

          This option is dated and effective as of the date of grant as set forth in the Agreement.

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